Commitments and Contingencies	12 Months Ended
Dec. 31, 2022
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies	Commitments and Contingencies
Licensing and Purchase Commitments
We have licensing agreements with companies, universities and individuals, some of which require certain up-front payments. Royalty payments are required on net product sales ranging from 0.45 percent to 25 percent of covered products or based on quantities sold. Several of these agreements have minimum royalty requirements. The accompanying consolidated balance sheets include accrued royalties relating to these agreements in the amount of $12.9 million and $12.6 million at December 31, 2022 and 2021, respectively. Royalty expense relating to these agreements amounted to $15.5 million, $18.5 million, and $12.2 million for the years ended December 31, 2022, 2021 and 2020, respectively. Royalty expense is primarily recorded in cost of sales, with a small portion recorded as research and development expense depending on the use of the technology under license. Some of these agreements also have minimum raw material purchase requirements and requirements to perform specific types of research.
At December 31, 2022, we had commitments to purchase goods or services, and for future license and royalty payments. They are as follows:

Years ending December 31, (in thousands)	Purchase Commitments	License & Royalty Commitments
2023	$49,311	$3,804
2024	32,559	2,075
2025	22,362	1,718
2026	11,296	1,133
2027	11,508	1,170
Thereafter	211	8,641
	$127,247	$18,541
Included in the table above are license and royalty commitments totaling $8.6 million that will be paid to related parties through 2040.
Contingent Consideration Commitments
Pursuant to the purchase agreements for certain acquisitions we could be required to make additional contingent cash payments for a previous business combination based on the achievement of certain FDA approval milestones. Potential milestone payments total $20.7 million, of which $8.9 million may be triggered by the end of 2023 and $11.8 million by the end of 2024. Of the total milestone payments, $8.2 million is included in accrued and other current liabilities and $9.9 million is included in other long-term liabilities in the accompanying consolidated balance sheet as of December 31, 2022.
Employment Agreements
Certain of our employment contracts contain provisions which guarantee the payments of certain amounts in the event of a change in control, as defined in the agreements, or if the executive is terminated for reasons other than cause, as defined in the agreements. At December 31, 2022, the commitment under these agreements totaled $9.4 million.
Contingencies
In the ordinary course of business, we provide a warranty to customers that our products are free of defects and will conform to published specifications. Generally, the applicable product warranty period is one year from the date of delivery of the product to the customer or of site acceptance, if required.
Additionally, we typically provide limited warranties with respect to our services. We provide for estimated warranty costs at the time of the product sale. The changes in the carrying amount of warranty obligations for the years ended December 31, 2022 and 2021 are as follows:

(in thousands)	2022	2021
Balance at beginning of year	$6,324	$4,813
Provision charged to cost of sales	4,606	7,518
Usage	(4,517)	(5,774)
Adjustments to previously provided warranties, net	(1,277)	(43)
Currency translation	(237)	(190)
Balance at end of year	$4,899	$6,324
Litigation
From time to time, we may be party to legal proceedings incidental to our business. As of December 31, 2022, certain claims, suits or legal proceedings arising out of the normal course of business have been filed or were pending against QIAGEN or our subsidiaries. These matters have arisen in the ordinary course and conduct of business, as well as through acquisition. Because litigation is inherently unpredictable and unfavorable resolutions could occur, assessing litigation contingencies is highly subjective and requires judgments about future events. Although it is not possible to predict the outcome of such litigation, we assess the degree of probability and evaluate the reasonably possible losses that we could incur as a result of these matters. We accrue for any estimated loss when it is probable that a liability has been incurred and the amount of probable loss can be estimated. Litigation accruals recorded in accrued and other current liabilities as of December 31, 2022 and 2021 totaled $6.5 million and $5.7 million, respectively. As of December 31, 2022, $4.7 million was accrued in other long-term liabilities in the accompanying consolidated balance sheet.
We are not party to any material legal proceeding as of the date of this report except for the matters listed below.
Patent Litigation
Archer DX
In 2018, ArcherDX (a company which spun out as an independent company in conjunction with QIAGEN's acquisition of Enzymatics in 2015 and was later acquired by Invitae in 2021) and Massachusetts General Hospital (MGH) sued QIAGEN for patent infringement. In August 2021, a federal jury ruled that QIAGEN infringed two patents owned by ArcherDX and awarded damages of $4.7 million which were accrued in 2021 and as of December 31, 2022 are included in other long-term liabilities in the accompanying consolidated balance sheet. We plan to appeal the verdict as soon as the final verdict is completed.
Bio-Rad Laboratories, Inc.
In April 2022, QIAGEN filed a lawsuit in a U.S. federal court against Bio-Rad Laboratories, Inc. (Bio-Rad) seeking a declaratory judgment of non-infringement of certain Bio-Rad patents related to digital PCR technology. We are seeking judgment that we have not infringed and do not infringe any claims of the Bio-Rad patents, and have not made, used, sold, offered for sale, or imported any products that infringe any of the patents' claims, directly or indirectly. We are also seeking attorneys' fees, costs, and expenses and any other relief determined by the court.
Becton Dickinson
On September 17, 2020, QIAGEN acquired NeuMoDx. As part of the purchase, QIAGEN also acquired preexisting contingencies and became defendant in ongoing litigation matters pertaining to preexisting claims made by Becton Dickinson (BD) and subsidiaries over patent infringement. In addition to patent infringement allegations, the litigation involved trade secret misappropriation and other non-patent claims relating to NeuMoDx and former NeuMoDx officers, before the acquisition by QIAGEN. On September 26, 2021, through mediation, the parties reached a preliminary settlement of $53.0 million due to BD for the past infringements of NeuMoDx prior to QIAGEN's acquisition. On November 5, 2021, QIAGEN and BD reached an agreement to settle their ongoing litigation in the U.S. District Court of the District of Delaware and certain inter partes review proceedings. As part of the settlement, QIAGEN paid $53.0 million to BD in November 2021 and all claims asserted against QIAGEN, as well as counterclaims asserted against BD, were dismissed.
Other Litigation Matters
For all other matters, a total of $6.5 million is accrued as of December 31, 2022 in accrued and other current liabilities. The estimated range of possible losses for these other matters as of December 31, 2022 is between zero and $8.0 million.
Based on the facts known to QIAGEN and after consultation with legal counsel, management believes that such litigation will not have a material adverse effect on our financial position or results of operations above the amounts accrued. However, the outcome of these matters is ultimately uncertain, thus any settlements or judgments against us in excess of management's expectations could have a material adverse effect on our financial position, results of operations or cash flows.